Exhibit 10(v)(1)

CHUBB  Executive Protection Policy       -

            ENDORSEMENT

Effective date of

this endorsement: MAY 31, 2003;  Company: FEDERAL INSURANCE COMPANY

Endorsement No. 5

Coverage section:      GENERAL TERMS      To be attached to and form part of

            Policy No. 8125-64-60J ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

It is agreed that coverage is continued under this policy and that the

Policy Period in the Declarations is amended to read as follows:

Policy Period:      From 12:01 A.M. on    MAY 31, 2002

      To 12:01 A.M.      JUNE 30, 2003

      Local time at the address shown above.

All other terms and conditions remain unchanged.

/signature/

Authorized Representative

June 4, 2003

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Executive Protection Policy for

RICHARDSON ELECTRONICS, LTD.

Form 14-02-0941 (Ed. 1-92)   Page 1 of 5

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CHUBB Executive Protection Policy

DECLARATIONS

EXECUTIVE PROTECTION POLICY

Policy Number 8125-64-60J ILL

Federal Insurance Company, a stock insurance company,

incorporated under the laws of Indiana, herein called the

Company.

Item 1.      Parent Organization:

RICHARDSON ELECTRONICS, LTD.

40W267 KESLINGER ROAD

LA FOX, ILLINOIS

60147

Item 2.      Policy Period:

From 12:01 A.M. on MAY 31, 2002

To 12:01 A.M. MAY 31, 2003

Local time at the address shown in Item 1.

Item 3.      Coverage Summary

      Description

      GENERAL TERMS AND CONDITIONS

      EXECUTIVE LIABILITY AND INDEMNIFICATION

      FIDUCIARY LIABILITY

      CRIME INSURANCE

      KIDNAP/RANSOM AND EXTORTION

      EMPLOYMENT PRACTICES LIABILITY

Item 4.      Termination of

      Prior Policies: 8125-64-601

THE EXECUTIVE LIABILITY AND INDEMNIFICATION, FIDUCIARY LIABILITY, OUTSIDE

DIRECTORSHIP

LIABILITY AND EMPLOYMENT PRACTICES LIABILITY COVERAGE SECTIONS (WHICHEVER

ARE

APPLICABLE) ARE ALL WRITTEN ON A CLAIMS MADE BASIS. EXCEPT AS OTHERWISE

PROVIDED, THESE

COVERAGE SECTIONS COVER ONLY CLAIMS FIRST MADE AGAINST THE INSURED DURING

THE POLICY

PERIOD. PLEASE READ CAREFULLY.

In witness whereof, the Company issuing this policy has caused this policy to be signed by its authorized officers,

but it shall not be valid unless also signed by a duly authorized representative of the Company.

FEDERAL INSURANCE COMPANY

/signature/

Secretary

June 12,      2002

/signature/

President

/signature/

Authorized Representative

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Executive Protection Policy

General Terms

and Conditions

Territory      1.      Coverage shall extend anywhere in the world.

Terms and Conditions      2.      Except for the General Terms and Conditions or

                              unless stated to the contrary  in any coverage section, the terms and conditions of each coverage section of this policy apply only to that section and shall not be construed to apply to any other coverage section of this policy.

Limits of Liability and

Deductible Amounts 3.

Unless stated to the contrary in any coverage section, the limits of liability and

deductible amounts shown for each coverage section of this policy are separate

limits of liability and separate deductible amounts pertaining to the coverage

section for which they are shown; the application of a deductible amount to

a

loss under one coverage section of this policy shall not reduce the deductible

amount under any other coverage section of this policy.

Notice 4.

Notice to the Company under this policy shall be given in writing addressed to:

Notice of Claim:

All Other Notices:

National Claims Department

Chubb Group of Insurance Companies

15 Mountain View Road

Warren, New Jersey 07059

Executive Protection Department

Chubb Group of Insurance Companies

15 Mountain View Road

Warren, New Jersey 07059

Such notice shall be effective on the date of receipt by the Company at such address.

Investigation     5.      The Company may make any investigation it deems necessary

and may, with

and Settlement        the written consent of the Insured, make any settlement of a claim it deems

            expedient. If the Insured withholds consent to such settlement, the

Company's

            liability for all loss on account of such claim shall not exceed the amount for

            which the Company could have settled such claim plus costs, charges and expenses accrued as of the date such settlement was proposed in writing by the

            Company to the Insured.

Form 14-02-0941 (Ed. 1-92)

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General Terms

and Conditions

Valuation and   6.      All premiums, limits, retentions, loss and other amounts

under this policy are

Foreign Currency          expressed and payable in the currency of the United States of America. Except

            as otherwise provided in any coverage section, if judgment is rendered,

            settlement is denominated or another element of loss under this policy is stated

            in a currency other than United States of America dollars, payment under this

            policy shall be made in United States dollars at the rate of exchange published

            in the Wall Street Journal on the date the final judgment is reached, the amount

            of the settlement is agreed upon or the other element of loss is due,

            respectively.

Subrogation      7.      In the event of any payment under this policy, the Company shall be subrogated

            to the extent of such payment to all the Insured's rights of recovery, and the

            Insured shall execute all papers required and shall do everything necessary to

            secure and preserve such rights, including the execution of such documents necessary to enable the Company effectively to bring suit in the name of the

            Insured.

Action Against      8.      No action shall lie against the Company unless, as a

condition precedent thereto,

the Company       there shall have been full compliance with all the terms of this policy. No person

            or organization shall have any right under this policy to join the Company as a

            party to any action against the Insured to determine the Insured 's liability nor

            shall the Company be impleaded by the Insured or his legal representatives.

            Bankruptcy or insolvency of an Insured or of the estate of an Insured shall not

            relieve the Company of its obligations nor deprive the Company of its rights under this policy.

Authorization Clause      9.      By acceptance of this policy, the Parent Organization

agrees to act on behalf

            of all Insureds with respect to the giving and receiving of notice of claim

or

            termination, the payment of premiums andthe receiving of any return premiums that may become due under this policy, the negotiation, agreement to and acceptance of endorsements, and the giving or receiving of any notice provided

            for in this policy (except the giving of notice to apply for the Extended

Reporting

            Period), and the Insureds agree that the Parent Organization shall act on their

            behalf.

Alteration      10.      No change in, modification of, or assignment of interest under this policy shall

and Assignment        be effective except when made by a written endorsement to

this policy which is

            signed by an authorized representative of the Company.

Termination of          This policy or any coverage section shall terminate at the earliest of the following

Policy or *       times:

Coverage Sectibvz          .(A)      sixty days after the receipt by the Parent

Organization of a written notice

                  of termination from the Company, _ _

            (B) upon the receipt by the Company of written notice of termination from the

                  Parent Organization,

Form 14-02-0941 (Ed. t-92)                     Page 4 of 5

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Executive Protection Policy

General Terms

and Conditions

Executive Protection Policy

Termination of    (C)      upon expiration of the Policy Period as set forth in Item

2 of the

Policy or         Declarations of this policy, or

Coverage Section      (D)      at such other time as may be agreed upon by the Company

and the Parent

(continued)

            Organization.

The Company shall refund the unearned premium computed at customary short rates if the policy or any coverage section is terminated by the Parent

Organization. Under any other circumstances the refund shall be computed pro rata.

Termination of

Prior Bonds

or Policies

12.   Any bonds or policies issued by the Company or its affiliates and specified in

Item 4 of the Declarations of this policy shall terminate, if not already terminated,

as of the inception date of this policy. Such prior bonds or policies shall not

cover any loss under the Crime or Kidnap/Ransom & Extortion coverage sections

not discovered and notified to the Company prior to the inception date of this

policy.

Definitions

13.   When used in this policy:

Parent Organization means the organization designated in Item 1 of the

Declarations of this policy.

Policy Period means the period of time specified in Item 2 of the

Declarations

of this policy, subject to prior termination in accordance with Subsection

11

above. If this period is less than or greater than one year, then the

Limits of

Liability specified in the Declarations for each coverage section shall be the

Company's maximum limit of liability under such coverage section for the entire

period..

Form 14-02-0941 (Ed. 1-92)

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Executive Protection Policy

Effective date of

this endorsement: MAY 31, 2002

To be attached to and form part of -      Company: FEDERAL INSURANCE COMPANY

Policy No. 8125-64-60J ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

The following is a schedule of forms attaching to and forming a part of this policy:

GENERAL TERMS AND CONDITIONS

FORM NUMBER

      14-02-0952  -

      14 02 3104

      14-02-0961

EXECUTWE LIABILITY AND INDEMNIFICATION

FORM NUMBER

      14-02-1294

      14 02 3028

      14 02 3073

      14 02 3094

      14 02 3120

      14 02 3147

      14 02 3162

      14 02 3189

      14 02 319E

      14 02 348.

      14 02 4801

      14-02-0961

      14-02-0961

      14-02-096'

      14-02-0961

      14-02-096

      14-02-096

      14-02-0961

      14-02-0961

      14-02-096

FIDUCIARY LIABILITY

FORM NUMBER

-     14-02-1168  - .

14 02 3028

14 02 3101

14 02 3126

Page 1 Continued

Form 14-02-1252 (Ed. 11/95)

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Executive Protection Policy

ENDORSEMENT

Coverage Section: GENERAL TERMS      Company: FEDERAL INSURANCE COMPANY

Effective date of      Endorsement No. 1

this endorsement: MAY 31, 2002

      To be attached to and form part of

      Policy No. 8125-64-60J ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

ILLINOIS AMENDATORY ENDORSEMENT

It is agreed that:

Subsection 11, "Termination of Policy or Coverage Section", of the General

Terms and Conditions is amended by

the following:

CANCELLATION

All notices of cancellation of insurance must be mailed at least 30 days prior to the effective date of cancellation

during the-first 60 days of coverage. After the policy or coverage section has been effective for 61 days or more,

all notices must be mailed at least 60 days prior to the effective date of cancellation. All such notices shall include

a specific explanation of the reason or reasons for cancellation and shall be mailed to the Parent Organization and

mortgagee or lien holder, if known, at the last mailing address known to the company. However, where cancellation

is for nonpayment of premium, at least 10 days notice of cancellation shall be given.

No policy or coverage section which has been in effect for 60 days may be cancelled except for one of the following

reasons:

(a)      Nonpayment of premium;

(b)   The policy or coverage section was obtained through a material misrepresentation;

(c)   Any insured violated any of the terms and conditions of the policy or coverage section;

(d)   The risk originally accepted has measurably increased;

(e)      Certification to the Director of the loss of reinsurance by the insurer which provided coverage to the insurer

for all or a substantial part of the underlying risk insured; or,

(f)   A determination by the Director that the continuation of the policy or coverage section could place the

insurer in violation of the insurance laws of this state.

NONRENEWAL AND EXTENDED REPORTING PERIOD

No company shall fail to renew any policy or coverage section of insurance unless it shall send by mail to the Parent

Organization at least 60 days advance notice of its intention not to renew.

The company shall maintain proof of the

mailing of such notice on one of the following forms: a recognized U.S.

Post Office form or a form acceptable to the

U.S. Post Office or other commercial mail delivery service. An exact and unaltered copy of such notice shall also

be sent to the Parent Organization's broker, if known, or the agent of record and to the mortgagee or lien holder

at the last mailing address known by the company. However, where cancellation is for nonpayment of premium, at

least 10 days notice of cancellation shall be given.

Form 14-02-0952 (Ed. 5/92)

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CHUBB      Executive Protection Policy

ENDORSEMENT

Effective date of

this endorsement:      MAY 31, 2002      Company:       FEDERAL INSURANCE COMPANY

Endorsement No. 2

Coverage section: GENERAL TERMS To be attached to and form part of

Policy No. 8125-64-60J ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

It is agreed that Investigation and Settlement, is amended by adding the following to the second sentence:

However, this sentence shall not apply to any Claim under the following coverage(s), if purchased:

EXECUTIVE LIABILITY AND INDEMNIFICATION

14-02-0943

All other terms and conditions remain unchanged.

/signature/

Authorized Representative

June 12, 2002

      Date

Form 14-02-3104 (Ed. 11/99)

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Executive Protection Policy

ENDORSEMEWT

Coverage Section: GENERAL TERMS      Company: FEDERAL INSURANCE COMPANY

Effective date of      -      Endorsement No. 3

this endorsement: MAY 31, 2002

To be attached to and form part of

Policy No. 8125-64-601 ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

It is agreed that Subsection 11, Termination of Policy or Coverage

Section (A) is deleted in its entirety.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

/signature/

      Authorized Representative

June  12, 2002

      Date

Page 1 Last page

Form 14-02-0981 (Rev. 1-92)

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Executive Protection Policy

ENDORSEMENT 4

Coverage Section: GENERAL TERMS      Company: FEDERAL INSURANCE COMPANY

Effective date of      Endorsement No. 4

this endorsement: MAY 31, 2002'

      To be attached to and form part of

      Policy No. 8125-64-601 ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

It is agreed that Item 1, Parent Organization's mailing address of the Declarations page is amended to read as follows:

40W267 RESLINGER ROAD

P.O. BOX 393

LA FOX, ILLINOIS 60147

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

/signature/

Authorized Representative

March 3, 2003

Date

Page 1 Last page

Form 14-02-0981 (Rev. 1-92)

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      Executive Protection Policy

DECLARATIONS

EXECUTIVE LIABILITY AND INDEMNIFICATION COVERAGE SECTION

Item 1.       Parent Organization:

RICHARDSON ELECTRONICS, LTD.

Item 2.      Limits of Liability:

(A)   Each Loss      $15,000,000.

(B)   Each Policy Period       $15,000,000

Note that the limits of liability and any deductible or retention are reduced or exhausted by Defense Costs.

Item 3.      Coinsurance Percent: NONE

Item 4.       Deductible Amount:

            Insuring Clause 2      $      100,000.

Item 5.      Insured Organization:

RICHARDSON ELECTRONICS, LTD.

AND ITS SUBSIDIARIES.

Item 6.      Insured Persons:

ANY PERSON WHO HAS BEEN, NOW IS, OR SHALL BECOME

A DULY ELECTED DIRECTOR OR A DULY ELECTED OR

APPOINTED OFFICER OF THE INSURED ORGANIZATION AND

WITH RESPECT TO ANY SUBSIDIARY OUTSIDE THE UNITED

STATES OF AMERICA, THEIR FUNCTIONAL EQUIVALENT.

Item 7.      Extended Reporting Period:

      _      (A)      Additional Premium:      125% OF THE ANNUAL PREMIUM

'           (B)      Additional Period:      ONE YEAR

      Item 8.      Pending or Prior Date: OCTOBER 12, 1983

      Item 9.      Continuity Date: OCTOBER 12, 1983

Form 14-02-0943 (Ed. 1/9)  Page 1 of 11

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Form 14-02-0943 (Ed. 1192) Page 2 of 11

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Executive Liability

and Indemnification

Coverage Section

Executive Protection Policy

In consideration of payment of the premium and subject to the Declarations,

General

Terms and Conditions, and the limitations, conditions, provisions and other terms of

this coverage section, the Company agrees as follows:

insuring Clauses

Executive      1.      The Company shall pay on behalf of each of the Insured Persons all Loss for

Liability Coverage          which the Insured Person is not indemnified by the

Insured Organization and

Insuring Clause 1          which the Insured Person becomes legally obligated to pay

on account of any

            Claim first made against him, individually or otherwise, during the Policy

Period

            or, if exercised, during the Extended Reporting Period, for a Wrongful Act committed, attempted, or allegedly committed or attempted by such Insured

            Person before or during the Policy Period.

Executive      2.      The Company shall pay on behalf of the Insured Organization all

Loss for

Indemnification         which the Insured Organization grants indemnification to

each Insured

Coverage          Person, as permitted or required by law, which the Insured Person has

Insuring Clause 2          become legally obligated to pay on account of any Claim

first made against him,

            individually or otherwise, during the Policy Period or, if exercised,

during the.

            Extended Reporting Period, for a Wrongful Act committed, attempted, or allegedly committed or attempted by such Insured Person before or during the

            Policy Period.

Estates and Legal 3.

Representatives

Subject otherwise to the General Terms and Conditions and the limitations,

conditions, provisions and other terms of this coverage section, coverage shall

extend to Claims for the Wrongful Acts of Insured Persons made against the estates, heirs, legal representatives or assigns of Insured Persons who are deceased or against the legal representatives or assigns of Insured Persons who are incompetent, insolvent or bankrupt.

Extended      4.      If the Company terminates or refuses to renew this coverage section other than

Reporting Period            for nonpayment of premium, the Parent Organization and the

Insured

            Persons shall have the right, upon payment of the additional premium set forth

            in Item 7(A) of the Declarations for this coverage section, to an extension of the

            coverage granted by this coverage section for the period set forth in Item

7(B)

            of the Declarations for this coverage section (Extended Reporting Period)

            following the effective date of termination or nonrenewal, but only for any

Wrongful Act committed, attempted, or allegedly committed or attempted,

prior

to the effective date of termination or nonrenewal. This right of extension shall

lapse unless written notice of such election, together with payment of the additional premium due, is received by the Company within 30 days following the

effective date of termination or nonrenewal. Any Claim made during the

Extended Reporting Period shall be deemed to have been made during the immediately preceding Policy Period.

If the Parent Organization terminates or declines to accept renewal, the

Company may, if requested, at its sole option, grant an Extended Reporting

Period. The offer of renewal terms and conditions or premiums different from those in effect prior to renewal shall not constitute refusal to renew.

Form 14-02-0943 (Ed. 1192)

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Exclusions

Exclusions Applicable      5.      The Company shall not be liable for Loss on account of any Claim made against to Insuring       any Insured Person:

Clauses 1 and 2 (a)      based upon, arising from, or in consequence of any circumstance if  written notice of such circumstance has been given under any policy or coverage section of which this coverage section is a renewal or replacement and if such prior policy or coverage section affords coverage (or would afford such coverage except for the exhaustion of its limits of liability) for such Loss, in whole or in part, as a result of such notice;

(b)   based upon, arising from, or in consequence of any demand, suit or other proceeding pending, or order, decree or judgement entered against any

Insured on or prior to the Pending or Prior Date set forth in Item 8 of the

Declarations for this coverage section, or the same or any substantially similar fact, circumstance or situation underlying or alleged therein;

(c) brought or maintained by or on behalf of any Insured except:

(i) a Claim that is a derivative action brought or maintained on behalf of an Insured Organization by one or more persons who are not

Insured Persons and who bring and maintain the Claim without the solicitation, assistance or participation of any Insured,

(ii) a Claim brought or maintained by an Insured Person for the actual or alleged wrongful termination of the Insured Person, or

(iii) a Claim brought or maintained by an Insured Person for contribution or indemnity, if the Claim directly results from another Claim covered under this coverage section;

(d)   for an actual or alleged violation of the responsibilities, obligations or duties imposed by the Employee Retirement Income Security Act of 1974 and

amendments thereto or similar provisions of any federal, state or local statutory law or common law upon fiduciaries of any pension, profit sharing, health and welfare or other employee benefit plan or trust established or maintained for the purpose of providing benefits to employees of an Insured Organization;

(e)   for bodily injury, mental or emotional distress, sickness, disease or death of any person or damage to or destruction of any tangible property including loss of use thereof; or

(f)   based upon, arising from, or in consequence of (i) the actual, alleged or threatened discharge, release, escape or disposal of Pollutants into or on real or personal property, water or the atmosphere; or (ii) any direction or request that the Insured test for, monitor, clean up, remove, contain,

treat, detoxify or neutralize Pollutants, or any voluntary decision to do so;

including but not limited to any Claim for financial loss to the Insured

Organization, its security holders or its creditors based upon, arising from, or in consequence of the matters described in (i) or (ii) of this exclusion.

Form 14-02-0943 (Ed. 7192) Page 4 of 11

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Executive Protection Policy

Exclusions

(continued)

Exclusions Applicable      6.      The Company shall not be liable under Insuring

Clause 1 for Loss on account

to Insuring       of any Claim made against any Insured Person:

Clause 1 Only        (a)      for an accounting of profits made from the purchase or sale by such

                  Insured Person of securities of the Insured Organization within the meaning of Section 16 (b) of the Securities Exchange Act of 1934 and

                  amendments thereto or similar provisions of any federal, state or local statutory law or common law;

(b)   based upon, arising from, or in consequence of any deliberately fraudulent

act or omission or any willful violation of any statute or regulation by such

Insured Person, if a judgement or other final adjudication adverse to the

Insured Person establishes such a deliberately fraudulent act or omission or willful violation; or

(c)   based upon, arising from, or in consequence of such Insured Person having gained in fact any personal profit, remuneration or advantage to which such Insured Person was not legally entitled.

Severability      7.      With respect to the Exclusions in Subsections 5 and 6 of this coverage section,

of Exclusions        no fact pertaining to or knowledge possessed by any Insured

Person shall be

            imputed to anv other Insured Person to determine if coveraae is available.

Limp of Liability,      8.      For the purposes of this coverage section, all Loss

arising out of the same

Deductible and         Wrongful Act and all Interrelated Wrongful Acts of any

Insured Person shall

Coinsurance       be deemed one Loss, and such Loss shall be deemed to have

originated in the

            earliest Policy Period in which a Claim is first made against any Insured

            Person alleging any such Wrongful Act or Interrelated Wrongful Acts.

            The Company's maximum liability for each Loss, whether covered under

            Insuring Clause 1 or Insuring Clause 2 or both, shall be the Limit of

Liability for

            each Loss set forth in Item 2(A) of the Declarations for this coverage section.

            The Company's maximum aggregate liability for all Loss on account of all

            Claims first made during the same Policy Period, whether covered under

            Insuring Clause 1 or Insuring Clause 2 or both, shall be the Limit of

Liability for

            each Policy Period set forth in Item 2(B) of the Declarations for this coverage

            section.

            The Company's liability under Insuring Clause 2 shall apply only to that part of

            each Loss which is excess of the Deductible Amount set forth in Item 4 of the

            Declarations for this coverage section and such Deductible Amount shall be borne by the Insureds uninsured and at their own risk.

            If a single Loss is covered in part under Insuring Clause 1 and in part under

            Insuring Clause 2, the Deductible Amount applicable to the Loss shall be the

            Insuring Clause 2 deductible set forth in Item 4 of the Declarations for this

            coverage section.

Form 14-02-0943 (Ed. 1192) Page 5 of 11

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Limit of Liability,      With respect to all Loss (excess of the applicable

Deductible Amount) originating

Deductible and   in any one Policy Period, the Insureds shall bear uninsured and at their own

Coinsurance      risk that percent of all such Loss specified as the Coinsurance

Percent in Item

(continued)      3 of the Declarations for this coverage section, and the

Company's liability

      hereunder shall apply only to the remaining percent of all such Loss.

      Any Loss covered in whole or in part by this coverage section and the

      Employment Practices Liability coverage section of this policy (if purchased)

      shall be subject to the limits of liability, deductible and coinsurance percent

      applicable to such other coverage section; provided, however, if any limit of

      liability applicable to such other coverage section is exhausted with respect to

      such Loss, any remaining portion of such Loss otherwise covered by this coverage section shall be subject to the Limits of Liability and Coinsurance

      Percent applicable to this coverage section, as reduced by the amount of such

      Loss otherwise covered by this coverage section which is paid by the Company pursuant to such other coverage section.

      For purposes of this Subsection 8 only, the Extended Reporting Period, if exercised, shall be part of and not in addition to the immediately preceding

      Policy Period.

Presumptive      9.      If the Insured Organization:

Indemnification         (a)      fails or refuses, other than for reason of Financial

Impairment, to

                  indemnify the Insured Person for Loss; and

            (b)      is permitted or required to indemnify the Insured Person for such Loss pursuant to:

      (i)      the by-laws or certificate of incorporation of the Insured

            Organization in effect at the inception of this coverage section, or

      (ii)      any subsequently amended or superseding by-laws or certificate of incorporation of the Insured Organization provided, however, that such amended or superseding by-laws or certificate of incorporation expand or broaden, and do not restrict or in any way limit, the Insured

            Organization's ability to indemnify the Insured Person;

then, notwithstanding any other conditions, provisions or terms of this coverage

section to the contrary, any payment by the Company of such Loss shall be subject to (i) the Insuring Clause 2 Deductible Amount set forth in Item 4 of the

Declarations for this coverage section, and (ii) all of the Exclusions set forth in

Subsections 5 and 6 of this coverage section.

For purposes of this Subsection 9, the shareholder and board of director resolutions of the Insured Organization shall be deemed to provide indemnification for such Loss to the fullest extent permitted by such by-laws or

certificate of incorporation.

Form 14-02-0943 (Ed. 1192) Page 6 of 11

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Executive Protection Policy

Reporting

and Notice

10.   The Insureds shall, as a condition precedent to exercising their rights under this

coverage section, give to the Company written notice as soon as practicable of

any Claim made against any of them for a Wrongful Act.

If during the Policy Period or Extended Reporting Period (if exercised) an

Insured becomes aware of circumstances which could give rise to a Claim and gives written notice of such circumstance(s) to the Company, then any Claims subsequently arising from such circumstances shall be considered to have been

made during the Policy Period or the Extended Reporting Period in which the circumstances were first reported to the Company.

The Insureds shall, as a condition precedent to exercising their rights under this

coverage section, give to the Company such information and cooperation as it may reasonably require, including but not limited to a description of the

Claim

or circumstances, the nature of the alleged Wrongful Act, the nature of the alleged or potential damage, the names of actual or potential claimants,

and the

manner in which the Insured first became aware of the Claim or circumstances.

Defense and

Settlement

Subject to this Subsection, it shall be the duty of the Insured Persons and not

the duty of the Company to defend Claims made against the Insured

Persons.

The Insureds agree not to settle any Claim, incur any Defense Costs or otherwise assume any contractual obligation or admit any liability with respect

to any Claim without the Company's written consent, which shall not be unreasonably withheld. The Company shall not be liable for any settlement,

Defense Costs, assumed obligation or admission to which it has not consented.

The Company shall have the right and shall be given the opportunity to effectively associate with the Insureds in the investigation, defense and settlement, including but not limited to the negotiation of a settlement,

of any

Claim that appears reasonably likely to be covered in whole or in part by this

coverage section.

The Insureds agree to provide the Company with all information, assistance

and

cooperation which the Company reasonably requests and agree that in the event

of a Claim the Insureds will do nothing that may prejudice the Company's position or its potential or actual rights of recovery.

Defense Costs are part of and not in addition to the Limits of Liability set forth

in Item 2 of the Declarations for this coverage section, and the payment by the

Company of Defense Costs reduces such Limits of Liability.

Allocation

Form 74-02-0943 (Ed. 1192)

If both Loss covered by this coverage section and loss not covered by this coverage section are incurred, either because a Claim against the Insured

Persons includes both covered and uncovered matters or because a Claim is made against both an Insured Person and others, including the Insured

Organization, the Insureds and the Company shall use their best efforts to agree upon a fair and proper allocation of such amount between covered Loss and uncovered loss.

-------------------------------------------------------------------------

Allocation        If the Insureds and the Company agree on an allocation of Defense

Costs, the

(continued)       Company shall advance on a current basis Defense Costs allocated to the

            covered Loss. If the Insureds and the Company cannot agree on an allocation:

            (a)      no presumption as to allocation shall exist in any arbitration, suit or other

                  proceeding;

            (b)      the Company shall advance on a current basis Defense Costs which the

                  Company believes to be covered under this coverage section until a different allocation is negotiated, arbitrated or judicially determined; and

            (c)      the Company, if requested by the Insureds, shall submit the dispute to binding arbitration. The rules of the American Arbitration Association shall apply except with respect to the selection of the arbitration panel, which shall consist of one arbitrator selected by the Insureds, one arbitrator selected by the Company, and a third independent arbitrator selected by the first two arbitrators.

            Any negotiated, arbitrated or judicially determined allocation of Defense

Costs

            on account of a Claim shall be applied retroactively to all Defense Costs on account of such Claim, notwithstanding any prior advancement to the contrary.

            Any allocation or advancement of Defense Costs on account of a Claim shall not apply to or create any presumption with respect to the allocation of other

            Loss on account of such Claim.

Other 13.      If any Loss arising from any Claim made against any Insured Persons is

Insurance         insured under any other valid policy(ies), prior or current, then this coverage

            section shall cover such Loss, subject to its limitations, conditions,

provisions

            and other terms, only to the extent that the amount of such Loss is in excess

            of the amount of payment from such other insurance whether such other insurance is stated to be primary, contributory, excess, contingent or otherwise,

            unless such other insurance is written only as specific excess insurance over the

            Limits of Liability provided in this coverage section.

Changes in

Exposure

Acquisition or    14.      If the Insured Organization (i) acquires securities or

voting rights in another

Creation of       organization or creates another organization, which as a result of such

Another Organization            acquisition or creation becomes a Subsidiary, or (ii)

acquires any organization

            by merger into or consolidation with an Insured Organization, such organization and its Insured Persons shall be Insureds under this coverage section but only with respect to Wrongful Acts committed, attempted, or allegedly committed or attempted, after such acquisition or creation unless the

            Company agrees, after presentation of a complete application and all appropriate

            information, to provide coverage by endorsement for Wrongful Acts committed,

            attempted, or allegedly committed or attempted, by such Insured Persons prior

            to such acquisition or creation.

Form 14-02-0943 (Ed. 1/92)             Page 8 of 11

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Executive Protection Policy

Changes in

Exposure

Acquisition or    If the fair value of all cash, securities, assumed

indebtedness and other

Creation of      consideration paid by t Insured Organization for any such

acquisition or

Another Organization      creation exceeds 10% of the total assets of the Parent

Organization as

(continued)      reflected in the P rent Organization's most recent audited consolidated

      financial statements, the Parent Organization shall give written notice of such

      acquisition or creation to the Company as soon as practicable together with such

      information as the Company may require and shall pay any reasonable additional

      premium required by the Company.

Acquisition of Parent      15.

Organization by

Another Organization

If (i) the Parent Organization merges into or consolidates with another organization, or (ii) another organization or person or group of organizations

and/or persons acting in concert acquires securities or voting rights which result

in ownership or voting control by the other organization(s) or person(s) of more

than 50% of the outstanding securities representing the present right to vote for

the election of directors of the Parent Organization, coverage under this coverage section shall continue until termination of this coverage section,

but

only with respect to Claims for Wrongful Acts committed, attempted, or allegedly committed or attempted, by Insured Persons prior to such merger,,-.

consolidation or acquisition. The Parent Organization shall give written notice

of such merger, consolidation or acquisition to the Company as soon as practicable together with such information as the Company may require.

Cessation of

Subsidiaries

16.   In the event an organization ceases to be a Subsidiary before or after the

Inception Date of this coverage section, coverage with respect to such

Subsidiary and its Insured Persons shall continue until termination of this coverage section but only with respect to Claims for Wrongful Acts committed,

attempted or allegedly committed or attempted prior to the date such organization ceased to be a Subsidiary.

Representations   17.

and Severability

In granting coverage to any one of the Insureds, the Company has relied upon the declarations and statements in the written application for this coverage section and upon any declarations and statements in the original written application submitted to another insurer in respect of the prior coverage incepting as of the Continuity Date set forth in Item 9 of the Declarations for this

coverage section. All such declarations and statements are the basis of such coverage and shall be considered as incorporated in and constituting part of this

coverage section.

Such written application(s) for coverage shall be construed as a separate application for coverage by each of the Insured Persons. With respect to the declarations and statements contained in such written application(s) for coverage, no statement in the application or knowledge possessed by any

Insured Person shall be imputed to any other Insured Person for the purpose of determining if coverage is available.

Form 14-02-0943 (Ed. 1/92)

-------------------------------------------------------------------------

Definitions      18. When used in this coverage section:

Claim means:

(i)   a written demand for monetary damages,

(ii)  a civil proceeding commenced by the service of a complaint or similar pleading,

(iii) a criminal proceeding commenced by a return of an indictment, or

(iv)  a formal administrative or regulatory proceeding commenced by the filing of a notice of charges, formal investigative order or similar document,

against any Insured Person for a Wrongful Act, including any appeal therefrom.

Defense Costs means that part of Loss consisting of reasonable costs,

charges, fees (including but not limited to attorneys' fees and experts'

fees) and

expenses (other than regular or overtime wages, salaries or fees of the directors,

officers or employees of the Insured Organization) incurred in defending or investigating Claims and the premium for appeal, attachment or similar bonds.

Financial Impairment means the status of the Insured Organization resulting from (i) the appointment by any state or federal official, agency or court of any

receiver, conservator, liquidator, trustee, rehabilitator or similar official to take

control of, supervise, manage or liquidate the Insured Organization, or

(ii) the

Insured Organization becoming a debtor in possession.

Insured, either in the singular or plural, means the Insured Organization

and

any Insured Person.

Insured Capacity means the position or capacity designated in Item 6 of the

Declarations for this coverage section held by any Insured Person but shall not

include any position or capacity in any organization other than the insured

Organization, even if the Insured Organization directed or requested the

Insured Person to serve in such other position or capacity.

Insured Organization means, collectively, those organizations designated in

Item 5 of the Declarations for this coverage section.

Insured Person, either in the singular or plural, means any one or more of those

persons designated in Item 6 of the Declarations for this coverage section.

Interrelated Wrongful Acts means all causally connected Wrongful Acts.

Loss means the total amount which any Insured Person becomes legally obligated to pay on account of each Claim and for all Claims in each Policy

Period and the Extended Reporting Period, if exercised, made against them for

Wrongful Acts for which coverage applies, including, but not limited to,

damages, judgements, settlements, costs and Defense Costs. Loss does not include (i) any amount not indemnified by the Insured Organization for which the insured Person is absolved from payment by reason of any covenant,

agreement or court order, (ii) any amount incurred by the Insured

Organization

(including its board of directors or any committee of the board of directors) in

connection with the investigation or evaluation of any Claim or potential

Claim

by or on behalf of the insured Organization, (iii) fines or penalties imposed by

law or the multiple portion of any multiplied damage award, or (iv) matters uninsurable under the law pursuant to which this coverage section is construed.

Form 14-02-0943 (Ed. 1/92) Page 10 of 11

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      Executive Protection Policy

Definitions      Pollutants means any substance located anywhere in the world exhibiting any

(Continued)      hazardous characteristics as defined by, or identified on a list of hazardous

      substances issued by, the United States Environmental Protection Agency or a

      state, county, municipality or locality counterpart thereof. Such substances shall

      include, without limitation, solids, liquids, gaseous or thermal irritants,

      contaminants or smoke, vapor, soot, fumes, acids, alkalis, chemicals or waste

      materials. Pollutants shall also mean any other air emission, odor, waste water,

      oil or oil products, infectious or medical waste, asbestos or asbestos products

      and any noise.

      Subsidiary, either in the singular or plural, means any organization in which

      more than 50% of the outstanding securities or voting rights representing the

      present right to vote for election of directors is owned or controlled,

directly or

      indirectly, in any combination, by one or more Insured Organizations.

      Wrongful Act means any error, misstatement, misleading statement, act,

      omission, neglect, or breach of duty committed, attempted, or allegedly committed or attempted, by an Insured Person, individually or otherwise, in his

      Insured Capacity, or any matter claimed against him solely by reason of his serving in such Insured Capacity.

Form 14-02-0943 (Ed. 1192) Page 11 of 11

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Executive Protection Policy

ENDORSEMENT

Coverage Section: EXECUTIVE LIABILITY      Company: FEDERAL INSURANCE COMPANY

Effective date of      -      Endorsement No. 1

this endorsement: MAY 31, 2002

            To be attached to and form part of

            Policy No. 8125-64-60J ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

ILLINOIS AMENDATORY ENDORSEMENT

It is agreed that:

Subsection 4, "Extended Reporting Period", shall be deleted and replaced by the following:

EXTENDED REPORTING PERIOD

4.    If the Company or the Insured terminates or refuses to renew this coverage section, the Parent Organization

and the Insured Persons shall have the right, upon payment of the additional premium set forth in Item 7(A)

of the Declarations for this coverage section, to an extension of the coverage granted by the coverage section

for a period of one year as set forth in Item 7(B) of the Declarations for this coverage section (Extended

Reporting Period) following the effective date of termination or nonrenewal, but only for any Wrongful Act

committed, attempted, or allegedly committed or attempted, prior to the effective date of termination or

nonrenewal. This right of extension shall lapse unless written notice of such election, together with payment of

the additional premium due, is received by the Company within 30 days following the effective date of

termination or nonrenewal. Any Claim made during the Extended Reporting

Period shall be deemed to have

been made during the immediately preceding Policy Period.

It is further agreed that Subsection 18, "Definitions", shall be amended by deleting Defense Costs and replacing it

with the following:

Defense Costs means that part of Loss consisting of reasonable costs,

charges, fees (including but not limited

to attorneys' fees and experts' fees) and expenses (other than regular or overtime wages, salaries or fees of

the directors, officers or employees of the Insured Organization or the salaries of the employees, officers or

staff attorneys of the Company) incurred in defending or investigating

Claims and the premium for appeal,

attachment or similar bonds.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

/signature/

Authorized Representative

June 12, 2002

Date

-------------------------------------------------------------------------

      Executive Protection Policy

      CHUBB

ENDORSEMENT

      Effective date of

      this endorsement:      MAY 31, 2002      Company: FEDERAL INSURANCE COMPANY

Endorsement No. 2

Coverage section: EXECUTIVE LIABILITY      To be attached to and form part of

      Policy No. 8125-64-60J ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

It is agreed that if a Claim against an Insured Person includes a claim against the Insured Person's lawful spouse

solely by reason of (i) such person's status as a spouse of the Insured

Person, or (ii) such spouse's ownership interest

in property which the claimant seeks as recovery for alleged Wrongful Acts of the Insured Person, all loss which the

spouse becomes legally obligated to pay on account of the Claim shall be treated as Loss which the Insured Person

becomes legally obligated to pay on account of the Claim made against the

Insured Person. All limitations, conditions,

provisions and other terms of coverage applicable to the Insured Person's

Loss shall also be applicable to the spousal

loss.

The coverage extension afforded by this Endorsement does not apply to any

Claim alleging any act or omission by the

Insured Person's spouse.

A11 other terms and conditions remain unchanged.

/signature/

Authorized Representative

June 12, 2002

      Date

Form 14-02-3028 (Ed. 11/99)

-------------------------------------------------------------------------

Executive Protection Policy

ENDORSEMENT

Effective date of

this endorsement:      MAY 31, 2002      Company:       FEDERAL INSURANCE COMPANY

Endorsement No. 3

Coverage section: EXECUTIVE LIABILITY      To be attached to and form part of

Policy No. 8125-64-60J ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

It is agreed that:

1.    The Declarations are amended by adding the following as Insured Persons:

... and any elected or appointed officer of the Insured Organization in an

Outside Directorship.

2.    The Definitions are amended by adding the following:

Outside Directorship means the position of a director, officer, trustee,

governor, or equivalent executive position

with an Outside Entity if service by an Insured Person in such position was at the specific request of the Insured

Organization or was part of the duties regularly assigned to the Insured

Person by the Insured Organization.

Outside Entity means any non-profit corporation, community chest, fund organization or foundation exempt from

federal income tax as an organization described in Section 501(c)(3),

Internal Revenue Code of 1986, as

amended.

3.    The following is added;

Outside Directorships

Coverage provided to any Insured Person in an Outside Directorship shall:

(a)   not extend to the Outside Entity or to any director, officer, trustee,

governor or any other equivalent

executive or employee of the Outside Entity, other than the Insured Person serving in the Outside

Directorship;

(b)   be specifically excess of any indemnity (other than any indemnity provided by the Insured Organization) or

insurance available to such Insured Person by reason of serving in the

Outside Directorship, including

any indemnity or insurance available from or provided by the Outside Entity;

(c)   not extend to Loss on account of any Claim made against any Insured

Person for a Wrongful Act

committed, attempted, or allegedly committed or attempted by such Insured

Person while serving in the

Outside Directorship if such Wrongful Act occurs after the date (i) such

Insured Person ceases to be an

officer of the Insured Organization, or (ii) service by such Insured Person in the Outside Directorship

ceases to be at the specific request of the Insured Organization or a part of the duties regularly assigned to

the Insured Person by the Insured Organization;

(d)   not extend to Loss on account of any Claim made against any Insured

Person for a Wrongful Act which

occurs while such Insured Person is serving in the Outside Directorship where such Claim is (i) by the

Outside Entity, or (ii) on behalf of the Outside Entity and a director,

officer, trustee, governor or equivalent

executive of the Outside Entity instigates such Claim, or (iii) by any director, officer, trustee, governor, or

equivalent executive of the Outside Entity.

Form 14-02-3073 (Ed. 11/99)      Page 1 of 2

-------------------------------------------------------------------------

4.    The Company's maximum liability to pay Loss including this endorsement, shall not exceed the Limit of Liability set forth in the Declarations. This endorsement does not increase the

Company's maximum liability beyond the

Limits of Liability set forth in the Declarations.

5.      Payment by the Company or any of its subsidiaries or affiliated companies under another policy on account of a

Claim also covered pursuant to this endorsement shall reduce by the amount of the payment the Company's

Limits of Liability with respect to such Claim.

All other terms and conditions remain unchanged.

/signature/

Authorized Representative

June 12, 2002

Date

Form 14-02-3073 (Ed. 1/99) Page 2 of 2

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Executive Protection Policy

ENDORSEMENT

Effective date of

this endorsement:      MAY 31, 2002      Company:       FEDERAL INSURANCE COMPANY

Endorsement No. 4

Coverage section: EXECUTIVE LIABILITY      To be attached to and form part of

Policy No. 8125-64-60J ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

It is agreed that the Extended Reporting Period provision is deleted in its entirety and replaced by the following:

Extended Reporting Period

4.    If coverage hereunder is canceled or nonrenewed for any reason other than nonpayment of premium, the Insured

Organization and the Insured Persons shall have the right, upon payment of the additional premium set forth in

the Declarations, to an extension of the coverage granted hereunder for the period set forth in the Declarations

following the effective date of cancellation or nonrenewal, but only for any Wrongful Act occurring prior to the

effective date of cancellation or nonrenewal. This right of extension shall lapse unless written notice of such

election, together with payment of the additional premium due, is received by the Company within 30 days

following the effective date of cancellation or nonrenewal. Any Claim made during the Extended Reporting Period

shall be deemed to have been made during the immediately preceding Policy

Period. The offer of renewal terms

and conditions or premiums different from those in effect prior to renewal shall not constitute refusal to renew.

All other terms and conditions remain unchanged.

/signature/

Authorized Representative

June 12, 2002

      Date

Form 14-02-3094 (Ed. 11/99)

-------------------------------------------------------------------------

Executive Protection Policy

ENDORSEMENT

Effective date of

this endorsement:      MAY 31, 2002      Company:       FEDERAL INSURANCE COMPANY

Endorsement No. 5

Coverage section: EXECUTIVE LIABILITY      To be attached to and form part of

Policy No. 8125-64-60J ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

In consideration of the premium paid, it is agreed that the Allocation

Clause, is deleted in its entirety and the following is

inserted:

Allocation

If both Loss covered hereunder and loss not covered hereunder are incurred,

either because a Claim against an

Insured Person includes both covered and uncovered matters or because a

Claim is made against both an

Insured Person and others, including the Insured Organization, the Insureds and the Company shall allocate

such amount as follows:

(a)   with respect to Defense Costs, to create certainty in determining a fair and proper allocation of Defense

Costs, 80% of all Defense Costs which must otherwise be allocated as described above shall be

allocated to covered Loss and shall be advanced by the Company on a current basis; provided, however,

that no Defense Costs shall be allocated to the Insured Organization to the extent the Insured

Organization is unable to pay by reason of Financial Impairment.

This Defense Cost allocation shall be the final and binding allocation of such Defense Costs and shall not apply

to or create any presumption with respect to the allocation of any other

Loss;

(b)   with respect to Loss other than Defense Costs:

(i)   the Company shall also allocate such amount between covered Loss and uncovered loss based on

the relative legal exposure of the Insureds and the Insureds and the

Company shall use their best

efforts to agree upon a fair and proper allocation of such amount between covered Loss and

uncovered loss; and

(ii)  if the Insureds and the Company cannot agree on any allocation, no presumption as to allocation shall

exist in any arbitration, suit or other proceeding. The Company, if requested by the Insureds, shall

submit the allocation dispute to binding arbitration. The rules of the

American Arbitration Association

shall apply except with respect to the selection of the arbitration panel,

which shall consist of one

arbitrator selected by the Insureds, one arbitrator selected by the

Company, and a third independent

arbitrator selected by the first two arbitrators.

Form t4-02-3120 (Ed. 11/99)      Page l of 2

-------------------------------------------------------------------------

All other terms and conditions remain unchanged.

/signature/

Authorized Representative

June 12, 2002

Date

Form 14-02-3120 (Ed. 11/99)      Page 2 of 2

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Executive Protection Policy

                  ENDORSEMENT

Effective date of

this endorsement:      MAY 31, 2002      Company: FEDERAL. INSURANCE COMPANY

Endorsement No.6

Coverage section: EXECUTIVE LIABILITY      To be attached to and form part of

      Policy No. 8125-64-60J ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

It is agreed that:

1.    The Definitions are amended as follows:

a.    The definition of Loss is deleted in its entirety and the following is inserted:

Loss means the total amount which any Insured Person becomes legally

obligated to pay on account of      -.

each Claim and for all Claims in each Policy Period and the Extended

Reporting Period, if exercised, made

against them for Wrongful Acts for which coverage applies, including, but not limited to, damages,

judgments, settlements, costs and Defense Costs. Loss does not include:

(i)   any amount not indemnified by the Insured Organization for which the

Insured Person is absolved

from payment by reason of any covenant, agreement, or court order;

(ii)  any amount incurred by the Insured Organization (including its board of directors or any committee of

the board of directors) in connection with the investigation or evaluation of any Claim or potential

Claim by or on behalf of the Insured Organization;

(iii)      matters uninsurable under the law applicable to this coverage; or

(iv)  fines or penalties imposed by law or the multiple portion of any multiplied damage award. However,

fines, penalties or multiplied damage awards shall not include punitive or exemplary damages in any

Claim, except Employment Claim, if such damages are insurable under the law applicable to this

coverage. The law of the jurisdiction most favorable to the insurability of those damages shall control

for the purpose of resolving any dispute between the Company and the

Insured regarding whether

such damages are insurable, provided that such jurisdiction is where:

(1)   those damages were awarded or imposed;

(2)   any Wrongful Act occurred for which such damages were awarded or imposed;

(3)   any Insured Organization is incorporated or has its principal place of business; or

(4)   the Company is incorporated or has its principal place of business.

Form 14-02-3147 (Ed. 11199)      Page 1 of 2

-------------------------------------------------------------------------

b.    The following definitions added:

Employment Claim means any Claim which is brought or maintained by or on behalf of any past, present

or prospective employee(s) of the Insured Organization against any Insured for any Wrongful Act in

connection with any actual or alleged wrongful dismissal, discharge or termination of employment, breach of

any oral or written employment contract or quasi-employment contract,

employment-related

misrepresentation, violation of employment discrimination laws (including workplace and sexual

harassment), wrongful failure to employ or promote, wrongful discipline,

wrongful deprivation of a career

opportunity, failure to grant tenure, negligent evaluation, invasion of privacy, employment-related defamation

or employment-related wrongful infliction of emotional distress.

2.    Solely with respect to a Claim for punitive or exemplary damages insurable pursuant to section 1 a(iv) of this

endorsement, the Exclusions Applicable to Insuring Clause 1 Only are

amended by deleting paragraph (b) in

its entirety and inserting it as a new paragraph (g) in the Exclusions

Applicable to Insuring Clauses 1 and 2.

All other terms and conditions remain unchanged.

/signature/

Authorized Representative

June 12, 2002

      Date

Form 14-02-3147 (Ed. 11/99)      Page 2 of 2

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Executive Protection Policy

ENDORSEMENT

Effective date of

this endorsement:      MAY 31, 2002      Company:       FEDERAL. INSURANCE COMPANY

Endorsement No. 7

Coverage section: EXECUTIVE LIABILITY      To be attached to and form part of

Policy No. 8125-64-60J ILL.

Issued to: RICHARDSON ELECTRONICS, LTD.

It is agreed that Exclusion 5(c) is deleted in its entirely but only with respect to a Claim brought and maintained:

1.    Solely and entirely in a jurisdiction other than the United States of

America, states, territories and possessions;

and

2.      Subject to the substantive and procedural laws of a jurisdiction other than the United States of America, states,

territories and possessions.

All other terms and conditions remain unchanged.

/signature/

Authorized Representative

June 12, 2002

      Date

Form 14-02-3162(Ed.12/99)

-------------------------------------------------------------------------

Executive Protection Policy

ENDORSEMENT

Effective date of

this endorsement:      MAY 31, 2002      Company:       FEDERAL INSURANCE COMPANY

Endorsement No. 8

Coverage section: EXECUTIVE LIABILITY      To be attached to and form part of

Policy No. 8125-64-60J ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

It is agreed that:

1.    The Exclusions Applicable to Insuring Clauses 1 and 2 are amended by deleting paragraph (5)(f) in its entirety and

replacing it with the following:

(f) Based upon, arising from, or in consequence of:   -

(1)   the actual, alleged or threatened discharge, release, escape, dispersal or disposal of Pollutants into

or on real or personal property, water or the atmosphere; or

.(2)  any direction or request that the Insured test for, monitor, clean up,

remove, contain, treat, detoxify or

neutralize Pollutants, or any voluntary decision to do so;

including but not limited to any Claim for financial loss to the Insured

Organization, its security holders or

its creditors based upon, arising from or in consequence of the matters described in (1) and (2) above.

However, this exclusion shall not apply to Loss (i) which is on account of any Claim brought by any

shareholder of the Insured Organization in his capacity as such, whether in his own right or on behalf of the

Insured Organization, provided that such Claim is brought and maintained without the assistance,

participation or solicitation of any Insured, and (ii) for which the

Insured Organization, either is not

permitted or required, or fails or refuses by reason of Financial

Impairment, to indemnity the Insured

Person(s). For purposes of this endorsement, the certificate of incorporation, by-laws and shareholder and

board of director resolutions of the Insured Organization shall be deemed to provide indemnification to the

Insured Person(s) to the fullest extent permitted by law.

2.    This endorsement shall apply, and the above exclusion shall be amended as provided herein, only with respect to

Claims first made in fact during the Policy Period. This endorsement shall not apply, and the above exclusion

shall not be amended as provided herein, with respect to Claims first made in fact after the Policy Period but

considered pursuant to the second paragraph of the Reporting and Notice provision to have been made during the

Policy Period because such Claim arises out of circumstances noticed to the

Company during the Policy Period.

All other terms and conditions remain unchanged.

/signature/

Authorized Representative

June 12, 2002

      Date

Form 14-02-3189(Ed.11/99)

-------------------------------------------------------------------------

Executive Protection Policy

                  ENDORSEMENT

Effective date of

this endorsement:      MAY 31, 2002      Company: FEDERAL INSURANCE COMPANY

Endorsement No. 9

Coverage section: EXECUTIVE LIABILITY      To be attached to and form part of

Policy No. 8125-64-60J ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

It is agreed that:

1.    In the Declarations, the Insured Persons, are amended by adding the following:

Past, present and future employees of the Insured Organization;

Provided, however, that coverage provided to employees hereunder shall apply only to Employment Claims.

2.    Solely with respect to the coverage provided by this endorsement, the

Exclusions Applicable to Insuring

Clauses 1 and 2 are amended by deleting paragraphs (c), (d) and (e) in their entirety and inserting the following:

(c)      brought or maintained by or on behalf of any Insured except:

(i)   a Claim that is a derivative action brought or maintained on behalf of an

Insured Organization by one or more persons who are not Insured Persons and who bring and maintain the Claim without the solicitation, assistance,

or

participation of any Insured;

(ii)  an Employment Claim;

(iii) a Claim brought or maintained by or on behalf of an Insured Person for contribution or indemnity, if the Claim directly results from another Claim covered hereunder;

(iv)  a Claim brought or maintained by an Insured Person for the actual or alleged wrongful termination of the Insured Person;

(d)   for an actual or alleged violation of the responsibilities, obligations,

or duties imposed by the Employee

Retirement Income Security Act of 1974, the Fair Labor Standards Act

(except the Equal Pay Acf1, the

National Labor Relations Act, the Worker Adjustment and Retraining

Notification Act, the Consolidated

Omnibus Budget Reconciliation Act of 1985; the Occupational Safety and

Health Act, rules or

regulations promulgated thereunder and amendments thereto or similar provisions of any federal,

state, or local statutory law or common law;

(e)   for mental or emotional distress (except with respect to Employment

Claims), bodily injury, sickness,

disease or death of any person, or damage to or destruction of any tangible property including loss of

use thereof; or

3.    Where all of any part of a Claim is an Employment Claim, the Company shall not be liable for Loss on account of

that part of a Claim against an Insured Person which is based upon, arising from, or in consequence of any

demand, suit or other proceeding pending, or order, decree or judgment entered against any insured on or prior to

May 31, 1999 , or the same or any substantially the same fact, circumstance or situation underlying or

alleged therein;

Form 14-02-3195 (Ed. 11/99)      Page 1 of 2

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4.    The Exclusions Applicable Insuring Clauses 1 and 2 are amended by the following:

(g )  based upon, arising from or in consequence of any facts or circumstances of which any officer of the

Insured Organization had knowledge, as of the date referenced in paragraph

3 of this endorsement, which

he or she had reason to suppose might give rise to a future Employment

Claim.

S.    The Presumptive Indemnification provision is amended as follows, but only with respect to Employment Claims:

a.      Paragraph (b) is deleted in its entirety and replaced with the following:

is permitted or required to indemnify the Insured Person for such Loss pursuant to the broadest application

of law;

b.    The final paragraph of the Presumptive Indemnification Provision is deleted in its entirety.

6.    The Definitions are amended by adding the following:

Employment Claim means a Claim which is brought and maintained by or on behalf of any past, present or

prospective employees of the Insured Organization against any Insured

Person for any Wrongful Act in

connection with any actual or alleged wrongful dismissal, discharge or termination of employment, breach of any

oral or written employment contract or quasi-employment contract,

employment-related misrepresentation,

violation of employment discrimination laws (including workplace and sexual harassment), wrongful failure to

employ or promote, wrongful discipline, wrongful deprivation of a career opportunity, failure to grant tenure,

negligent evaluation, invasion of privacy, employment-related defamation or employment-related wrongful infliction

of emotional distress.

All other terms and conditions remain unchanged.

/signature/

Authorized Representative

June 12, 2002

      Date

Form 14-02-3195 (Ed. 11/99)      Page 2 of 2

-------------------------------------------------------------------------

Executive Protection Policy

                  ENDORSEMENT

      Effective date of

      this endorsement:      MAY 31, 2002      Company: FEDERAL. INSURANCE COMPANY

Endorsement No.10

Coverage section:      EXECUTIVE LIABILITY      To be attached to and form part of

Policy No.8125-64-60J ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

It is agreed that:

1.    The following is added:

Investigative Costs Coverage

Insuring Clause 4

The Company shall pay on behalf of the Insured Organization all

Investigative Costs which such Insured

organization becomes legally obligated to pay on account of any Shareholder

Derivative Demand first made

during the Policy Period or, if exercised, the Extended Reporting Period,

for a Wrongful Act by an Insured

Person occurring before or during the Policy Period.

2.    The Exclusions applicable to Insuring Clauses 1 and 2 shall apply to

Insuring Clause 4.

3.    The Limit of Liability, Deductible and Coinsurance provision is amended as follows:

a.    The following is added to paragraph two:

The Company's maximum liability for all Investigative Costs covered under

Insuring Clause 4 on account of

all Shareholder Derivative Demands first made during the same Policy Period shall be $250,000. This is a

sublimit which further limits and does not increase the Company's maximum liability hereunder as set forth

in the Declarations.

b.    The following is added to paragraph three:

No deductible amount shall apply to Investigative Costs covered under

Insuring Clause 4.

4.    The Defense and Settlement provision, is amended for purposes of coverage under Insuring Clause 4 by adding

the following solely with respect to the coverage provided by this endorsement:

It shall be the duty of the Insured Organization and not the duty of the

Company to investigate and evaluate any

Shareholder Derivative Demand.

5.    The Definitions, are amended by adding the following:

Investigative Costs means reasonable costs, charges, fees (including but not limited to attorneys' fees and

experts' fees) and expenses (other than regular or overtime wages, salaries or fees of the directors, officers or

employees of the Insured Organization) incurred by the Insured Organization

(including its board of directors or

any committee of the board of directors) in connection with the investigation or evaluation of any Shareholder

Derivative Demand.

-      Shareholder Derivative Demand means any written demand, by one or more shareholders of an Insured

Organization, upon the board of directors of such Insured Organization, to bring a civil proceeding in a court of

law against any Insured Person for a Wrongful Act by an Insured Person

occurring before or during the Policy

Period.

Form 14-02-3482 (Ed. 11/99)      Page 1 of 2

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6.    For purposes of coverage - Insuring Clause 4 only,

      a. all references hereunder to Loss or Defense Costs shall only mean

Investigation costs; and

b.    all references hereunder to Claim or to "Claim against any Insured

Person" shall only mean any

Shareholder Derivative Demand.

All other terms and conditions remain unchanged.

/signature/

Authorized Representative

June 12, 2002

      Date

Form 14-02-3482 (Ed. 11/99)      Page 2 of 2

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Executive Protection Policy

ENDORSEMENT

Effective date of

this endorsement:      MAY 31, 2002      Company:       FEDERAL INSURANCE COMPANY

Endorsement No.11

Coverage section: EXECUTIVE LIABILITY      To be attached to and form part of

Policy No. 8125-64-60J ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

In consideration of the premium charged, it is agreed that:

1.    In the event of Loss arising from a Claim or Claims for which payment is due under the provisions of this

coverage section but which Loss, in the aggregate, exceeds the remaining available Limit of Liability of this

coverage section, upon the specific written request of the Insured

Organization, then this coverage section shall:

(i)   first pay such Loss for which coverage is provided under Insuring Clause

1 of the coverage section, then

with respect to whatever remaining amount of the Limit of Liability is available after payment of such Loss,

(ii)  then pay such Loss for which coverage is provided by Insuring Clause 2 of the Coverage section.

2.    In the event of Loss arising from a Claim for which payment is due under the provisions of this coverage section

(including those circumstances described in paragraph (1) of this endorsement), the Company shall at the written

request of the Insured Organization:

(i)   first pay such Loss for which coverage is provided under Insuring Clause

1 of the coverage section, then

(ii)  either pay or hold payment for such Loss for which coverage is provided by Insuring Clause 2 of the

coverage section.

In the event that the Company withholds payment under Insuring Clause 2 of the coverage section pursuant to the

above request, then the Company shall at any time in the future, at the request of the Insured Organization,

release such Loss payment to the Insured Organization, or make such Loss payment directly to an individual

director or officer in the event of covered Loss under any Claim covered under this coverage section pursuant to

Insuring Clause 1 of the coverage section.

3.      Nothing in this endorsement shall be construed to increase the limit of liability of the Company under this coverage

section, which Limit of Liability shall remain the maximum liability of the

Company under all Claims under all

coverage under this coverage section combined.

All other terms and conditions remain unchanged.

/signature/

Authorized Representative

June 12, 2002

      Date

Form 14-02-4801 (Ed. 2/00)

-------------------------------------------------------------------------

Executive Protection Policy

ENDORSEMENT

Coverage Section: EXECUTIVE LIABILITY      Company: FEDERAL INSURANCE COMPANY

Effective date of      -      Endorsement No. 12

this endorsement: MAY 31, 2002

            To be attached to and form part of

            Policy No. 8125-64-60J ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

It is agreed that subsection 5, EXCLUSIONS: EXCLUSIONS APPLICABLE

TO INSURING CLAUSES 1 AND 2, is amended by deleting paragraph (f)

in its entirety, but only with respect to a CLAIM brought and maintained:

1.    Solely and entirely in a jurisdiction other than the United

      States of America, its territories and possessions; and

2.      Subject to the substantive and prodedural laws of a jurisdic-

tion other than the United States of America, its territories and possessions.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

/signature/

Authorized Representative

June  12, 2002

      Date

Page 1 Last page

Form 14-02-0961 (Rev. 1-92)

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Executive Protection Policy

ENDORSEMENT

Coverage Section: EXECUTIVE LIABILITY      Company: FEDERAL INSURANCE COMPANY

Effective date of      Endorsement No. 13

this endorsement: MAY 31, 2002

      To be attached to and form part of

Policy No. 8125-64-60J ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

It is agreed that:

1.    The following Insuring Clause is added:

INSURED ORGANIZATION COVERAGE - INSURING CLAUSE 3

The Company shall pay on behalf of any INSURED ORGANIZATION

all LOSS for which it becomes legally obligated to pay on

account of any SECURITIES CLAIM first made against it during the POLICY PERIOD or, if exercised, during the Extended

Reporting Period, for a WRONGFUL ACT.

2.    The Definitions are amended as follows:

a.    The definition of WRONGFUL ACT is deleted in its entirety

and replaced with to following:

WRONGFUL ACT means:

(a)   For purposes of coverage under Insuring Clause 1 or

2, any error, misstatement, misleading statement,

act, omission, neglect, or breach of duly committed,

attempted, or allegedly committed or attempted, by

any INSURED PERSON before or during the POLICY

PERIOD, individually or otherwise, in his INSURED

CAPACITY, or any matter claimed against him solely

by reason of serving in such INSURED CAPACITY;

(b)   For purposes of coverage under Insuring Clause 3, any

error, misstatement, misleading statement, act,

omission, neglect, or breach of duty committed,

attempted, or allegedly committed or attempted, by

any INSURED, before or during the POLICY PERIOD.

b. The following definitions are added:

Page 1 Continued

Form 14.02-0961 (Rev. 1-92)

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CLAIM means:

(a)   For

      2:

purposes of coverage under Insuring Clauses 1 or

(i)   a written demand for monetary damages or non-

monetary relief;

(ii)  a civil proceeding commenced by the service of

a complaint or similar pleading;

a criminal proceeding commenced by the return

of an indictment; or

(iv)  a formal administrative or regulatory

proceeding commenced by the filing of a notice

of charges, formal investigative order or

similar document, against any INSURED PERSON

for a WRONGFUL ACT or INTERRELATED WRONGFUL

ACT, including any appeal therefrom;

(b)   For purposes of coverage under Insuring Clause 3:

(i)   a written demand for monetary damages or non-

monetary relief;

(ii)  a civil proceeding commenced by the service

of a complaint or similar pleading; or

(iii) a criminal proceeding commenced by the return

of an indictment;

(iv)  a formal administrative or regulatory

proceeding commenced by the filing of a notice

of charges, formal investigative order or

similar document, against any INSURED PERSON

for a WRONGFUL ACT or INTERRELATED WRONGFUL

ACT, including any appeal therefrom;

against any INSURED ORGANIZATION for a WRONGFUL ACT

or INTERRELATED WRONGFUL ACT, including any appeal

therefrom.

SECURITIES CLAIM means any CLAIM which in whole or in

part, is:

(a)   based upon, arising from or in consequence-of a

SECURITIES TRANSACTION; or

(b)      brought by or on behalf of any securities holder of

any INSURED ORGANIZATION.

SECURITIES TRANSACTION means the purchase or sale of, or

offer to purchase or sell, any securities issued by any

INSURED ORGANIZATION.

Page 2      Continued

Form 14-02-0967 (Rev. 7-92)

The definitions of INSURED PERSON and LOSS are amended

by adding the following:

INSURED PERSON also means:

(i)   For purposes of coverage under Insuring Clause 1 or

2, any past, present or future employee of the

INSURED ORGANIZATION, but only for WRONGFUL ACTS

based upon, arising from or in consequence of any

SECURITIES TRANSACTION; and

For purposes of coverage under Insuring Clause-3,

the INSURED ORGANIZATION.

-------------------------------------------------------------------------

contribution or indemnity, if the CLAIM directly

results from another CLAIM covered hereunder; or

(iv)  a CLAIM that is brought by any INSURED PERSON identified in section 2c(i) of this endorsement for any WRONGFUL

ACT based upon, arising from or in consequence of any

SECURITIES TRANSACTION.

4.    The following exclusions applicable to Insuring Clause 3 are added:

3.1   The Company shall not be liable under Insuring Clause 3

for LOSS on account of any CLAIM made against any

INSURED ORGANIZATION based upon, arising from, or in

consequence of any deliberately fraudulent act or

omission or any willful violation of any statue or

regulation by any past, present or future chief

financial officer, President or Chariman if a judgment

or other final adjudication adverse to such INSURED

ORGANIZATION establishes such a deliberately fraudulent

act or omission or willful violation.

3.2   The Company shall not be liable under Insuring Clause 3

for that part of LOSS, other than DEFENSE COSTS:

(a)   which is based upon, arising from, or in

consequence of the actual or proposed payment by

any INSURED ORGANIZATION of allegedly inadequate

or excessive consideration in connection with its

purchase of securities issued by any INSURED

ORGANIZATION; or

(b)   which is based upon, arising from, or in

consequence of any INSURED ORGANIZATION having

gained in fact any profit or advantage to which it

was not legally entitled.

5.    The Declarations are amended to add the following to the

Limits of Liability:

(C)   Each POLICY PERIOD      $15,000,000.

6.    The Declarations are amended by adding the following to the

Deductible Amounts:

Insuring Clause 3

(D) The INSURED ORGANIZATION $ 250,000.

7.      Paregraphs 5.2, 5.3, 5.4 and 5.5 of the Limits of Liability,

Deductible and Coinsurance provision, are deleted in their

entirety and replace with the following:

The Company's maximum liability for each LOSS, whether covered under one or more Insuring Clauses, shall be the Limit of

Liability for each LOSS set forth in the Declarations.

The Company's maximum aggregate liability for all LOSS on

account of all CLAIMS first made during the same POLICY

PERIOD, whether covered under one or more Insuring Clauses,

shall be the Limit of Liability for each POLICY PERIOD set

forth in the Declarations.

The Company's liability under Insuring Clause 2 or Insuring

Page 4 Continued

Form 14-02-0961 (Rev. 1-92)

-------------------------------------------------------------------------

Coverage Section: EXECUTIVE LIABILITY      Company: FEDERAL INSURANCE COMPANY

Effective date of      Endorsement No. 13

this endorsement: MAY 31, 2002 -

      To be attached to and form part of

      Policy No. 8125-64-60J ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

LOSS does not include any amount allocated to uncovered

loss pursuant to the ALLOCATION provision. LOSS includes

punitive or exemplary damages which any INSURED

ORGANIZATION becomes legally obligated to pay, provided

that the punitive or exemplary damages are on account of

a SECURITIES CLAIM which is otherwise covered and

provided such punitive or exemplary damages are insurable

under the law pursuant to which coverage hereunder is

construed.

The law of the jurisdiction most favorable to the

insurability of those damages shall control for the

purpose of resolving any dispute between the Company and

the INSURED regarding whether such damages are insurable,

provided that such jurisdiction is where:

(1)   those damages were awarded or imposed;

(2)   any WRONGFUL ACT occurred for which such damages

      were awarded or imposed;

(3)   any INSURED is incorporated or has its principal

      place of business; or

(4)   the Company is incorporated or has its principal

      place of business.

3.    The following exclusion, applicable to all Insuring Clauses,

is added:

The Company shall not be liable of LOSS on account of any

CLIAM made against any INSURED PERSON brought or maintained

by or on behalf of any INSURED except:

(i)   a CLIAM that is a derivative action brought or main-

tained on behalf of an INSURED ORGANIZATION by one or

more persons who are not INSURED PERSONS and who bring

and maintain the CLAIM without the solicitation,

assistance or participation of any INSURED;

(ii)  a CLAIM brought or maintained by an INSURED PERSON for the actual or alleged wrongful termination of the

INSURED PERSON;

(iii) a CLAIM brought or maintained by an INSURED PERSON for

Page 3 Continued

Form 14-02-0961 (Rev. 1-92)

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Coverage Section: EXECUTIVE LIABILITY      Company: FEDERAL INSURANCE COMPANY

Effective date of      Endorsement No. 13

this endorsement: MAY 31, 2002 -

      To be attached to and form part of

      Policy No. 8125-64-60J ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

Clause 3 shall apply only to that part of each LOSS which is excess of the applicable Deductible Amount set forth in the

Declarations, and such Deductible Amount shall be borne by

the INSUREDS uninsured and at their own risk. However, the

Deductible Amount applicable to each LOSS on account of any

SECURITIES CLAIMS shall not apply if:

(i)   a final adjudication with prejudice pursuant to a trial,

      motion to dismiss or motion for summary judgment in such

      SECURITIES CLAIM, or

(ii)'a complete and final settlement of such CLAIM with or

      without prejudice, establishes that no INSURED in such

      SECURITIES CLAIM is liable for any LOSS, other than

      DEFENSE COSTS.

The Company shall reimburse any INSURED which has funded a

Deductible Amount if such amount subsequently becomes

inapplicable based upon (i) or (ii) above.

The maximum Deductible Amount applicable to a single LOSS

which is covered under more than one Insuring Clause shall

be the Insuring Clause 3 Deductible Amount set forth in the

Declarations.

8. The following Allocation provision is added:

(a)   If a SECURITIES CLAIM covered, in whole or in part,

under Insuring Clauses 2 or 3 results in any INSURED

PERSON under Insuring Clause 2 of any INSURED

ORGANIZATION under Insuring Clause 3 incurring both

LOSS covered hereunder and loss not covered hereunder,

because such SECURITIES CLAIM includes both covered and

uncovered matters, the INSURED and the Company shall

allocate such amount to LOSS as follows:

(i)   100%. of such amount consulting DEFENSE COSTS shall

      be allocated to covered LOSS; and

(ii)  100% of such amount other than DEFENSE COSTS shall

      be allocated to covered LOSS.

(iii)      Notwithstanding paragraphs 8(a)(i) and 8(a)<ii)

      above, the INSUREDS and the Company shall allocate

Page 5 Continued

Form 14-02-0961 (Rev. 1-92)

-------------------------------------------------------------------------

that part of LOSS subject to exclusions 6.1 a.-_

6.2 based upon the relative legal exposure of the

INSURED PERSONS and the INSURED ORGANIZATION.

(b)   If any other CLAIM results in both LOSS covered hereunder

and LOSS not covered hereunder, because such CLAIM

includes both covered and uncovered matters or is made

against both covered and uncovered parties, the INSUREDS

and the Company shall allocate such amount between

covered LOSS and uncovered LOSS based upon the relative

legal exposures of the INSUREDS.

9.    For purposes of coverage under Insuring Clause 3 only, the second paragraph of the Representations and Severability

provision, is deleted in its entirety and replaced with the

following:

With respect to the declarations and statements contained in the written application(s) for coverage, all declarations

and statements contained in such application and knowledge

possessed by any INSURED PERSON identified in the

Declarations shall be imputed to any INSURED ORGANIZATION for the purpose of determining if coverage is available.

10.   For purpose of coverage under Insuring Clause 3 only, the

Severability of Exclusions provision, paragraph 3.3, is

deleted in its entirety and replaced with the following:

With respect to the exclusions, only facts pertaining to

and knowledge possessed by any past, present or future

chief financial officer, President or Chairman of any

INSURED-ORGANIZATION shall be imputed to any INSURED

ORGANIZATION to determine if coverage is available for such

INSURED ORGANIZATION.

11.   The following Presumptive Indemnification provision is added:

If the INSURED ORGANIZATION;

(a)   fails or refuses, other than for reason of FINANCIAL

IMPAIRMENT, to indemnify the INSURED PERSON for LOSS;

and

(b)   is permitted or required to indemnify the INSURED PERSON

for such LOSS pursuant to common or statutory law,

then notwithstanding any other conditions, provisions or

terms hereunder to the contrary, any payment by the Company

of such LOSS shall be subject to:

(i)   the Insuring Clause 2 Deductible Amount set forth in the

      Declarations, and

(ii)  all of the exclusions.

For purposes of this provision:

(a)   the shareholder and board of director resolutions of the

INSURED ORGANIZATION shall be deemed to provide

indemnification for such LOSS to the fullest extent

permitted by common or statutory law; and

(b)      FINANCIAL IMPAIRMENT means the status of the INSURED

Page 6      Continued

Form 1402-0961 (Rev. 1-92)

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CHUBB

Coverage Section: EXECUTIVE LIABILITY      Company: FEDERAL INSURANCE COMPANY

Effective date of      Endorsement No. 13

this endorsement: MAY 31, 2002 -

      To be attached to and form part of

      Policy No. 8125-64-60J ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

ORGANIZATION resulting from (i) the appointment by any

state or federal official, agency or court of any

receiver, conservator, liquidator, trustee, rehabilitator

or similar official to take control, supervise, manage

or liquidate the INSURED ORGANIZATION, or (ii) the

INSURED ORGANIZATION becoming a debtor in possession.

Form 14-02-3211 (Ed. 2/99)

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

/signature/

Authorized Representative

June  12, 2002

      Date

Page 7 Last page

Form 14-02-0961 (Rev. 1-92)

-------------------------------------------------------------------------

Executive Protection Policy

--ENDORSEMENT---

Coverage Section: EXECUTIVE LIABILITY      Company: FEDERAL INSURANCE COMPANY

Effective date of      Endorsement No. 14

this endorsement: MAY 31, 2002

      To be attached to and form part of

      Policy No. 8125-64-60J ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

It is agreed that:

1.    Only with respect to a CLAIM brought and maintained solely in australia or New Zealand, against an INSURED ORGANIZATION organized pursuant to the laws thereof and with its principal place of business therein:

a.      Subsection 5, EXCLUSIONS, is amended by adding the

following to paragraph (c):

(iv)  a CLAIM brought or maintained by an INSURED PERSON

for the actual or alleged denial of natural justice

relating to wrongful termination, defamation

relating to wrongful termination, discrimination or

sexual harassment of the INSURED PERSON;

(v)   a CLAIM that is caused to be brought in the name of

the INSURED ORGANIZATION pursuant to Section 50 of

the Australian Securities Commission Act, 1989;

b.      Subsection 18, DEFINITIONS, is amended as follows:

(1)   The following is added to the definition of INSURED

PERSON:

(i)      secretary or executive officer of the INSURED

      ORGANIZATION,

(ii)      receiver and manager of property of the

      INSURED ORGANIZATION,

(iii)      administrator, official manager or deputy

      official manager of the INSURED ORGANIZATION;

(iv)      trustee or other person administering a

      compromise or arrangement made between the

      INSURED ORGANIZATION and another person or

      person;

but does not include:

(a)   a receiver who is not also manager;

      (b)      a receiver and manager appointed by a court;

or

Page 1 Continued

Form 14-02-0961 (Rev. 1-92)

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(c)   a liquidator appointed by a court.

(2)   The definition of SUBSIDIARY is amended by adding

the following:

SUBSIDIARY also means:

(i)   any organization whose accounts are or were

consolidated with the accounts of the INSURED

ORGANIZATION-first named in Item 5 of the

Declarations, in accordance with Australian

Accounting Standard AASB 1024; Consolidated

Accounts, or any successor standard;

(ii)  any organization in which one or more INSURED

ORGANIZATIONS control or controlled the

composition of the organization's board;

(iii) any organization in which one or more INSURED

ORGANIZATIONS are or were in a position to

to case, or control the casting of, more than

one-half of the maximum number of votes that

might be cast at a general meeting of the

organization; or

(iv)  any organization in which one or more INSURED

ORGANIZATIONS holds or held more than one-

half of the issued share capital of the

organization (excluding any part of that

issued share capital that carries no right to

participate beyond a specified amount in a

distribution of either profits or capital).

c.    The following subsection is added:

CONFIDENTIALITY AGREEMENT

It is a condition of this coverage section that the

INSURED PERSONS, INSURED ORGANIZATION and/or any persons

at their direction or on their behalf shall not disclose

the existence of this coverage section, its Limits of

Liability, the nature of the liability indemnified, or

the premium payable under it to any third party except

to the extent that:

(a) they are required by law to do so; or

(b) the Company consents, in writing, to such disclosure.

2.    Only with respect to a CLAIM brought and maintained solely in

United Kingdom against an INSURED ORGANIZATION organized

pursuant to the laws thereof and with its principal place of business therein:

a.    The following subsections are added:

SPOUSAL LIABILITY

Subsection otherwise to all the terms and conditions of

this coverage section, if a CLAIM against an INSURED

PERSON includes a claim against the INSURED PERSON'S

lawful spouse solely by reason of (i) status as a spouse

if an INSURED PERSON, or (ii) such spouse's ownership

interest in property which the claimant seeks as

recovery for an alleged WRONGFUL ACT of the INSURED

PERSON, all loss which such spouse becomes legally

obligated to pay on account of such claim shall be -

treated as LOSS which the INSURED PERSON becomes legally

Page 2      Continued

Form 14-02-0961 (Rev. 1-92)

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Coverage Section: EXECUTIVE LIABILITY      Company: FEDERAL INSURANCE COMPANY

Effective date of      Endorsement No. 14

this endorsement: MAY 31, 2002

      To be attached to and form part of

      Policy No. 8125-64-60J ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

obligated to pay on account of the CLAIM made against

the INSURED PERSON. All limitations, conditions,

provision and other terms of coverage (including the

deductible) applicable to the INSURED PERSON'S LOSS

shall also be applicable to such spousal loss. This

coverage does not apply to any claim alleging any

wrongful act or omission by the INSURED PERSON'S spouse.

EXTENDED REPORTING PERIOD - FINANCIAL IMPAIRMENT

If, due to or following FINANCIAL IMPAIRMENT of the

PARENT ORGANIZATION, the PARENT ORGANIZATION non-renews

or terminates this coverage section at the instigation of

an officially appointed liquidator, receiver,

administrator or similar official, the INSURED PERSONS

shall have the right to elect an Extended Reporting Period

on the same terms and conditions set forth in subsection 4

EXTENDED REPORTING PERIOD.

CHOICE OF LAW AND FORUM

Any dispute arising under this coverage section shall be

subject to the sole jurisdication of the courts of

Northern Ireland and English law shall apply.

b.      Subsection 18, DEFINITIONS, is amended as follows:

(1)   The definition of DEFENSE COSTS is amended by adding

the following:

DEFENSE COSTS shall also mean that part of LOSS

consisting of LEGAL REPRESENTATION EXPENSES.

(2)   The definition of INSURED PERSON is amended by

adding the following:

INSURED PERSON also means any natural person who

has been, now is or shall become a company secretary

of the INSURED ORGANIZATION.

(3)   The following definition is added:

Page 3 Continued

Form 14-02-0981 (Rev. 1-92)

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LEGAL REPRESENATION EXPENSES means that part o_

LOSS consisting of costs, charges, fees and expenses

(other than regular or overtime wages, salaries or

fees of the directors, officers or employees of the

INSURED ORGANIZATION) incurred with the prior written

consent of the Company (which shall not be unreason-

ably withheld) and arising out of the attendance by

an INSURED PERSON at any formal adminstrative or

investigative inquiry by a governmental body or

other institution or professional body that is

empowered by statue to investigate the affairs of

an INSURED PERSON or the INSURED ORGANIZATION.

3.    Only with respect to a CLAIM brought and maintained solely in

      Ireland, against an INSURED ORGANIZATION organized pursuant to the laws thereof and with its principal place of

      business therein:

a.    The following subsections are added:

SPOUSAL LIABILITY

Subject otherwise to all the terms and conditions of this

coverage section, if a CLAIM against an INSURED PERSON

includes a claim against the INSURED PERSON'S lawful

spouse solely by reason of (i) status as a spouse of an

INSURED PERSON, or (ii) such spouse's ownership interest

in property which the claimant seeks as recovery for an

alleged WRONGFUL ACT of the INSURED PERSON, all loss

which such spouse becomes legally obligated to pay on

account of such claim shall be treated as LOSS which the

INSURED PERSON becomes legally obligated to pay on

account of the CLAIM made against the INSURED PERSON.

All limitations, conditions, provisions and other terms

of coverage (including the deductible) applicable to the

INSURED PERSON'S LOSS shall also be applicable to such

spousal loss. This coverage does not apply to any claim

alleging any wrongful act or omission by the INSURED

PERSON'S spouse.

EXTENDED REPORTING PERIOD - FINANCIAL IMPAIRMENT

If, due to or following FINANCIAL IMPAIRMENT of the PARENT

ORGANIZATION, the PARENT ORGANIZATION non-renews or

terminates this coverage section of the instigation of an

officially appointed liquidator, receiver, administrator

or similar official, the INSURED PERSONS shall have the

right to elect an Extended Reporting Period on the same

terms and conditions set forth in subsection 4, EXTENDED

REPORTING PERIOD.

CHOICE OF LAW AND FORUM

Any dispute arising under this coverage section shall be

subject to the sole jurisdication of the courts of the

Republic of Ireland and Irish law shall apply.

b.      Subsection 18, DEFINITIONS, is amended as follows:

(1)   The definition of DEFENSE COSTS is amended by      adding

      the following:

Page 4      Continued

Form 14-02-0961 (Rev. 1-92)

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Coverage Section: EXECUTIVE LIABILITY      Company: FEDERAL INSURANCE COMPANY

Effective date of      Endorsement No. 14

this endorsement: MAY 31, 2002

      To be attached to and form part of

      Policy No. 8125-64-60J ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

DEFENSE COSTS shall also mean that part of LOSS

consisting of LEGAL REPRESENTATION EXPENSES.

(2)   The definition of INSURED PERSON is amended by adding

the following:

INSURED PERSON also means any natural person who has

been, now is or shall become a company secretary of

the INSURED ORGANIZATION.

(3)   The following definition is added:

LEGAL REPRESENTATION EXPENSES means that part of LOSS

consisting of costs, charges, fees and expenses

(other than regular or overtime wages, salaries or

fees of the directors, officers or employees of the

INSURED ORGANIZATION) incurred with the prior written

consent of the Company (which shall not be

unreasonably withheld) and arising out of the

attendance by an INSURED PERSON at any formal

administrative or investigative inquiry by a

governmental body or other institution or

professional body that is empowered by statue to

investigate the affairs of an INSURED PERSON or the

INSURED ORGANIZATION.

4.    Only with respect to a CLAIM brought and maintained solely in

Germany, against and INSURED ORGANIZATION organized pursuant to the laws thereof and with its principal place of business therein:

a.      Subsection 2, Insuring Clause 2, Executive Indemnification

Coverage, is deleted in its entirety.

b.      Subsection 5, EXCLUSIONS, EXCLUSIONS APPLICABLE TO

INSURING CLAUSES 1 AND 2, is amended as follows:

(1)   The following is added to paragraph (c):

-      Provided, however, that this exclusion shal-1 not

apply to CLAIM brought solely in Germany:

Page 5 Continued

Form 14-02-0965 (Rev. 1-92)

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(i)   where such, CLAIM is brought:

(a)   on behalf of an AKTIENGESELLSCHAFT (AG)

or GESELLSCHAFT MIT BESCHRAENKTER HAFTUNG

(GMBH) by an INSURED PERSON in his or her

capacity as a member of the SUPERVISORY

BOARD of such AG or GMBH; and

(b)      against an INSURED PERSON in his or her

capacity as a member of the MANAGEMENT

BOARD of an INSURED ORGANIZATION which has

a corporate seat in Germany and which is

organized under the legal form of an AG

or GMBH, or

(ii)' if such GMBH has no SUPERVISORY BOARD, where

such CLAIM is brought:

(a)   on behalf of the GMBH pursuant to approval

by its owners at its GENERAL MEETING

(Gesellschafterversammlung), and

(b)      against any INSURED PERSON in his capacity

as a Geschaeftsfuehrer of GMBH.

(2)   The following exclusions are added, but solely with

respect to a CLAIM covered, in whole or in part,

pursuant to paragraph 4b (1) of this endorsement:

(i)   based upon, arising from or in consequence of

WRONGFUL ACTS or INTERRELATED WRONGFUL ACTS

where all or any part of such acts were

committed, attempted, or allegedly committed

or attempted, prior to the effective date of

this endorsement;

c.    The Limits of Liability set forth in Item 2 of the

Declarations are deceased as follows with respect to

any CLAIM for which coverage is provided, in whole or

in part, pursuant to paragraph 4b (1) of this endorsement:

                    FROM                   TO

(a)   Each LOSS      $15,000,000.      $5,000,000.

(b)   Each POLICY PERIOD $15,000,000.       $5,000,000.

The Company's maximum limit of liability to pay any LOSS

under this coverage section, including this endorsement,

shall not exceed the amounts set forth in Item 2 of the

Declarations. This endorsement extends coverage with a

sublimt, which further limits and does not increase the

Company's maximum liability beyond the Limits of

Liability set forth in Item 2 of the Declarations.

d.      Subsection 18, DEFINITIONS, is amended as follows:

(1)   The following definitions are added:

AKTIENGESELLSCHAFT (AG) means a company traded by

shares and subject to the law of Aktiengesellschaften

(AKTG).

Page 6      Continued

Form 14-02-0961 (Rev. 1-92)

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Coverage Section: EXECUTIVE LIABILITY      Company: FEDERAL INSURANCE COMPANY

Effective date of      Endorsement No. 14

this endorsement: MAY 31, 2002

      To be attached to and form part of

      Policy No. 8125-64-60J ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

GESELLSCHAFT MIT BESCHRAENKTER HAFTUNG (GMBH) means

a company limited and subject to the law of limited

companies (GMBH)

GENERAL MEETING means the assembly of owners of a

GMBH.

SUPERVISORY BOARD means an Aufsichtsrat, which is a

group of natural persons elected by shareholders or

employees of an INSURED ORGANIZATION, pursuant to the

'      articles of incorporation of such organization to

control and supervise the management of the

MANAGEMENT BOARD.

MANAGEMENT BOARD means Vorstand of an AG or

Geschaeftsfuehrung of a GMBH, which is one or a

group of natural persons appointed by the SUPERVISORY

BOARD or an INSURED ORGANIZATION, pursuant to the

articles of incorporation of such organization, to

control and supervise the management of such

organization.

(2)   The definition of INSURED PERSON is amended by

adding the following:

INSURED PERSON also includes former, present and

future members of the board of directors, super-

visory board, administrative board, advisory

council, and board of officers of the INSURED

AKTIENGESELLSCHAFT (AG) or GESELLSCHAFT MIT

BESCHRAENKTER HAFTUNG (GMBH) and its SUBSIDIARIES.

(3)   The definition of CLAIM is amended by deleting (i)

and (iv) in their entirety.

e. The following subsection is added:

APPLICABLE LAW AND JURISDICATION

This coverage section shall be construed and interpreted

in accordance with German law. Legal proceedings brought

Page 7 Continued

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against the Company shall be brought in Dusseldorf,

Germany.

Subsection 18, DEFINITIONS, is amended by adding the following to the definition of INSURED PERSON, but only with respect to a CLAIM brought and maintained solely in Belguim against an

INSURED ORGANIZATION organized pursuant to the laws thereof

and with its principal place of business therein:

INSURED PERSON also means any natural person who is a manager or a member of the executive committee of the INSURED

ORGANIZATION; and natural person who would be held liable by a court as a 'de facto' director of the INSURED ORGANIZATION.

6.    Only with respect to a CLAIM brought and maintained solely in the Netherlands, against an INSURED ORGANIZATION organized pursuant to the laws thereof and with its principal place of business therein:

a.      Subsections 5 and 6, EXCLUSIONS, are amended as follows:

(1)      Paragraph 5(b) is deleted in its entirety.

(2)      Paragraph 5(e) is amended by deleting "mental or

emotional distress".

(3)   The following exclusion is added to subsection 6:

(g)   for libel or slander;

Subsection 18, DEFINITIONS, is amended by adding the

following to the definitions of INSURED PERSON:

INSURED PERSON also means any natural person who has

been, now is, or shall become a duly elected or appointed

member of the management of the INSURED ORGANIZATION.

Subsection 18, DEFINITIONS, is amended as follows:

The definition of LOSS is deleted in its entirety and

the following is inserted:

LOSS means the total amount which any INSURED PERSON

becomes legally obligated to pay on account of each CLAIM

and for all CLAIMS in each POLICY PERIOD and the Extended

Reporting Period, if exercised, made against them for

WRONGFUL ACTS for which coverage applies, including, but

not limited to, damages, judgments, settlements, costs

and DEFENSE COSTS. LOSS does not include:

(i)   any amount not indemnified by the INSURED ORGANI-

ZATION for which the INSURED PERSON is absolved from

payment by reason of any covenant, agreement, or

court order;

any amount incurred by the INSURED ORGANIZATION

(including its board of directors or any committee

of the board of directors) in connection with the

investigation or evaluation of any CLAIM or

potential CLAIM by or on behalf of the INSURED

ORGANIZATION,

(iii)      matters uninsurable under the law pursuant to which

      this coverage section is construed; or

(iv)  fines or penalties imposed by law or the multiple

      portion of any multiplied damage award. However,

Page 8      Continued

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Coverage Section: EXECUTIVE LIABILITY      Company: FEDERAL INSURANCE COMPANY

Effective date of      Endorsement No. 14

this endorsement: MAY 31, 2002

      To be attached to and form part of

      Policy No. 8125-64-60J ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

fines, penalties or multiplied damage awards shall

not include punitive or exemplary damages in any

CLAIM other than an EMPLOYMENT CLAIM, if such

circumstances are insurable under the law pursuant

to which this coverage section is construed. The

law of the jurisdiction most favorable to the

insurability of those damages shall control for the

purpose of resolving any dispute between the Company

and the INSURED regarding whether such damages are

insurable, provided that such jurisdiction is where:

'     (1)      those damages were awarded or imposed;

(2)   any WRONGFUL ACT occurred for which such

      damages were awarded or imposed;

(3)   any INSURED ORGANIZATION is incorporated or

      has its principal place of business; or

(4)   the Company is incorporated or has its

      principal place of business.

b.    The following definition is added:

EMPLOYMENT CLAIM means any CLAIM which is brought or

maintained by or on behalf of any past, present or

prospective employee(s) of the INSURED ORGANIZATION

against any INSURED for any WRONGFUL ACT in connection

with any actual or alleged wrongful dismissal, discharge

or termination of employment, breach of any oral or

written employment contract or quasi-employment contract,

employment-related misrepresentation, violation of

employment discrimination laws (including workplace and

sexual harassment), wrongful failure to employ or promote,

wrongful discipline, wrongful deprivation of a career

opportunity, failure to grant tenure, negligent

evaluation, invasion of privacy, employment-related

defamation or employment-related wrongful infliction of

emotional distress.

8.    Solely with respect to a CLAIM for punitive or exemplary

damages insurable pursuant to section 7a of this endorsement,

subsection 6, EXCLUSIONS: EXCLUSIONS APPLICABLE TO INSURING

CLAUSE 1 ONLY, is amended by deleting paragraph (b)-in its

entirety an inserting it as a new paragraph (g) in subsection

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5, EXCLUSIONS: EXCLUSIONS APPLICABLE TO INSURING CLAUSES 1

AND 2.

9.      Subsection 5, EXCLUSIONS: EXCLUSIONS APPLICABLE TO INSURING

CLAUSES 1 AND 2, is amended by deleting paragraphs (c) and

(f) in their entirety with respect to a CLAIM brought and

maintained:

a.    Solely and entirely in jurisdiction other than the

United States of America, its territories and possessions;

and

b.      Subject to the substantive and procedural laws of a

jurisdiction other than the United States of America,

its territories and possessions.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

/signature/

Authorized Representative

June  12, 2002

      Date

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MARGINAL UNITED STATES P..J STATE TAX RATES means the marginal rates of United States Federal, state and commonwealth income taxation of the INSURED ORGANIZATION which pays the LOSS in

the United States for the tax year in which such LOSS is

written off and shall include, if any, foreign tax credits

accruing as a result of such LOSS.

4.    Solely with respect to that part of LOSS covered pursuant to paragraphs one and two of this endorsement, the Limits of

Liability specified in Item 3 of the Declarations are

decreased as follows:

            FROM      TO

(a)   Each LOSS      $15,000,000.      $500,000.

(b)   Each POLICY PERIOD      $15,000,000.       $500,000.

Such Limits are sublimits which are a part of and not in

addition to the Limits otherwise set forth in Item 3 of the,

Declarations.

5.    The INSUREDS shall cooperate with any attempt by the Company to pay the LOSS directly to the INSURED ORGANIZATION

sustaining the LOSS.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

/signature/

Authorized Representative

June  12, 2002

      Date

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Form 14-02-0961 (Rev. 1-92)

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Executive Protection Policy

            ENDORSEMENT

Coverage Section: EXECUTIVE LIABILITY      Company: FEDERAL INSURANCE COMPANY

Effective date of      -      Endorsement No. 15

this endorsement: MAY 31, 2002

            To be attached to and form part of

            Policy No. 8125-64-60J ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

It is agreed that:

1.    The Company shall adjust the amount of LOSS PAYMENT in the

United States to compensate for additional United States

Federal, state or commonwealth tax liability incurred by

INSUREDS as a result of such LOSS PAYMENT in the United

States rather than in the country in which such LOSS was

sustained, provided the:

a.    LOSS was sustained by an INSURED ORGANIZATION not subject

to United States Federal, state or commonwealth tax

provisions; and

b.    such LOSS PAYMENT is reportable income under the United

States Internal Revenue Code, the tax laws of any state

or commonwealth of the United States, or rulings or

regulations promulgated thereunder.

2.    LOSS PAYMENT shall be adjusted using the following formula:

FINAL PAYMENT=

LOSS PAYMENT times One minus the MARGINAL FOREIGN TAX RATE

      divided by

      One minus the sum of the MARGINAL UNITED

      STATES AND STATE TAX RATES

3.      Subsection 18, DEFINITIONS, is amended by adding the

following:

FINAL PAYMENT means the LOSS PAYMENT and the amount of the

tax adjustment described in paragraph two of this endorsement.

LOSS PAYMENT means LOSS paid prior to the tax adjustment

described in paragraph two of this endorsement.

MARGINAL FOREIGN TAX RATE means the marginal rate of income

taxation of the INSURED ORGANIZATION which sustained the

LOSS for the tax year in which such LOSS is written off.

Page 1 Continued

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Executive Protection Policy

ENDORSEMENT

Coverage Section: EXECUTIVE LIABILITY      Company: FEDERAL INSURANCE COMPANY

Effective date of      -      Endorsement No. 16

this endorsement: MAY 31, 2002

            To be attached to and form part of

Policy No. 8125-64-60JILL

Issued to: RICHARDSON ELECTRONICS, LTD.

It is agreed that Subsection 14, CHANGE IN EXPOSURE, second

paragraph is deleted in its entirety and replaced with the

following:      _

If the fair value of all cash, securities, assumed indebtedness and other consideration paid by the INSURED ORGANIZATION for any such acquisition or creation exceeds 25% of the total assets of the PARENT ORGANIZATION as reflected in the PARENT ORGANIZATION'S most recent audited consolidated financial statements, the

PARENT ORGANIZATION shall give written notice of such acquisition or creation to the Company as soon as practicable together with such information as the Company may require and shall pay any reasonable additional premium required by the Company.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

/signature/

Authorized Representative

June 12, 2002

Date

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Form 14-02-09B1 (Rev. 1-92)

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Executive Protection Policy

ENDORSEMENT

Coverage Section: EXECUTIVE LIABILITY      Company: FEDERAL INSURANCE COMPANY

Effective date of      -      Endorsement No. 17

this endorsement: MAY 31, 2002

            To be attached to and form part of

            Policy No. 8125-64-60J ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

It is agreed that Subsection 10, REPORTING AND NOTICE, is amended by deleting the first paragraph in its entirety and replacing it with the following:

The INSUREDS shall, as a condition precedent to exercising

their rights under this coverage section, give to the

Company written notice of a CLAIM made against any of them

For a WRONGFUL ACT as soon as practicable after the Risk

Management Department and General Counsel of the INSURED

ORGANIZATION first learns of such claim.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

/signature?

Authorized Representative

June  12, 2002

      Date

Page 1 Last page

Form 14-02-0867 (Rev. 1-92)

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Executive Protection Policcy

ENDORSEMENT

Coverage Section: EXECUTIVE LIABILITY      Company: FEDERAL INSURANCE COMPANY

Effective date of      -      Endorsement No. 18

this endorsement: MAY 31, 2002

            To be attached to and form part of

            Policy No. 8125-64-60J ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

It is agreed that Subsection 5, EXCLUSIONS: Exclusions Applicable to Insuring Clauses 1 and 2, is amended by adding the following to paragraph (c):  -

(vi)  a CLAIM (whether or not brought in the name of,

or behalf of, or in the right of the INSURED

ORGANIZATION) brought by or on behalf of a

'      bankruptcy trustee, magistrate or any other person

appointed by a bankruptcy court or judge, or

authorized under applicable law to act on behalf of

a debtor or brought by or on behalf or any creditor

of the INSURED ORGANIZATION.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

/signature/

Authorized Representative

June 12, 2002

Date

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Form 14-02-0961 (Rev. 1-92)

-------------------------------------------------------------------------

            Executive Protection Policy

ENDORSEMENT

Coverage Section: EXECUTIVE LIABILITY      Company: FEDERAL INSURANCE COMPANY

Effective date of      -      Endorsement No. 19

this endorsement: MAY 31, 2002

To be attached to and form part of

Policy No. 8125-64-601 ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

It is agreed that with respect to each loss on account of any claim, which in whole or in part, is based upon, arising from

or in consequence of any securities transaction, the deductible      -

amount specified in Item 4 of the Declarations is increased as follows:

      FROM      TO

INSURING-CLAUSE 3:      $100,000.       $250,000.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

/signature/

Authorized Representative

June  12, 2002

      Date

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Form 14-02-0961 (Rev. 1-92)

-------------------------------------------------------------------------

Executive Protection Policy

ENDORSEMENT

Coverage Section: EXECUTIVE LIABILITY      Company: FEDERAL INSURANCE COMPANY

Effective date of      Endorsement No. 20

this endorsement: MAY 31, 2002

      To be attached to and form part of

      Policy No. 8125-64-60J ILL

Issued to: RICHARDSON ELECTRONICS, LTD.

It is agreed that Item 6, INSURED PERSONS, of the Declaration page is amended to include the following:

-Any Employee of the Insured Organization with the title

Manager

-Trustees and Governors of corporate Insured Organizations

-General Counsel

-Risk Manager

-Board of Managers of any Insured Organization incorporated

in the United States of America

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

/signature/

Authorized Representative

June  12, 2002

      Date

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Form 14-02-0967 (Rev. 1-92)

-------------------------------------------------------------------------

Executive Protection Policy

ENDORSEMENT

Coverage Section: EXECUTIVE LIABILITY      Company: FEDERAL INSURANCE COMPANY

Effective date of      -      Endorsement No. 21

this endorsement: MAY 31, 2002

            To be attached to and form part of

Policy No. 8125-64-601ILL

ISSUED to: RICHARDSON ELECTRONICS, LTD.

It is agreed that Item 7, Extended Reporting Period of the

Declarations page is amended to read as follows:

Item 7. Extended Reporting Period:

(A) Additional Premium: 75% OF THE ANNUAL PREMIUM

(B) Additional Period: ONE YEAR

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

/signature?

Authorized Representative

March 3, 2003

Date

Page 1 Last page

Form 14-02-0961 (Rev. 1-92y

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